Exhibit 32.1

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 (the “Report”) of Oragenics, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Michael Sullivan, hereby certify, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Michael Sullivan
Name: Michael Sullivan
Interim Principal Executive Officer
(Principal Executive Officer)
Date: November 6, 2015